UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 26, 2025

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 26, 2025, Kopin Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share, from 200,000,000 shares to 275,000,000 shares (the “Amendment”).

The Company’s Board of Directors previously approved the Amendment, subject to shareholder approval at the Annual Meeting. On June 27, 2025, the Company filed a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware to effect the Amendment, which became effective immediately upon such filing.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following matters were acted upon:

1. ELECTION OF DIRECTORS

Jill J. Avery, Michael Murray, David Nieuwsma, Margaret Seif and Paul Walsh Jr. were all elected to serve as directors of the Company each for a term expiring at the Company’s 2026 Annual Meeting and until their successors are duly elected and qualified.

The results of the election of directors are below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jill J. Avery	59,984,985	1,088,719	667,800	45,822,445
Michael Murray	60,599,248	623,939	518,317	45,822,445
David Nieuwsma	60,384,987	693,835	662,682	45,822,445
Margaret Seif	59,845,811	1,241,688	654,005	45,822,445
Paul Walsh Jr.	60,418,672	661,931	660,901	45,822,445

2. APPROVAL OF AN AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN.

A proposal to ratify an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2020 Equity Incentive Plan from 14,000,000 to 19,000,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,190,875	2,933,389	617,240	45,822,445

3. PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized common shares from 200,000,000 to 275,000,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
97,742,491	9,257,493	563,965	—

4. RATIFICATION OF APPOINTMENT OF BDO USA, P.C.AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 27, 2025.

A proposal to ratify the appointment of BDO USA, P.C as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
104,656,675	2,017,024	890,250	—

5. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,245,255	1,951,856	1,544,393	45,822,445

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: June 30, 2025	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)